SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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THORATEC CORPORATION (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 25, 2003

Dear Shareholder:

      You are cordially invited to attend the Thoratec Corporation Annual Meeting of Shareholders to be held on Friday, May 30, 2003 at 9:00 a.m., Pacific Daylight Time, at our Company’s headquarters located at 6035 Stoneridge Drive, Pleasanton, California 94588. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

      We hope you will be able to attend the Annual Meeting to listen to our report on the status of our business and performance during 2002 and our near-term plans, and to ask any questions you may have.

      Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote in person at the meeting or by sending in your written Proxy. Your vote by written Proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the Proxy Card regarding your voting options.

      Thank you for your on-going support and continued interest in Thoratec Corporation.

Very truly yours,

D. KEITH GROSSMAN
Chief Executive Officer and President

Corporate Headquarters

      Thoratec Corporation 6035 Stoneridge Drive, Pleasanton, CA 94588
Tel 925-847-8600     Fax 925-847-8574     www.thoratec.com

Woburn Office	Rancho Cordova Office
470 Wildwood Street, Woburn, MA 01888	2945 Kilgore Road, Rancho Cordova, CA 95670
Tel 781-932-8668 Fax 781-933-4476	Tel 916-852-2833 Fax 916-638-3216

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on May 30, 2003
INFORMATION CONCERNING SOLICITATION AND VOTING
BOARD OF DIRECTORS STRUCTURE AND COMPENSATION
PROPOSAL ONE - ELECTION OF DIRECTORS
PROPOSAL TWO - AMENDMENT TO THE AMENDED AND RESTATED 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER
PROPOSAL THREE - AMENDMENT TO THE AMENDED AND RESTATED 1996 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
REPORT OF THE COMPENSATION AND OPTION COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
EXECUTIVE COMPENSATION
INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH
OTHER MATTERS

THORATEC CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 30, 2003

To the Shareholders of Thoratec Corporation

      NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Thoratec Corporation, a California corporation (“Thoratec” or our “Company”), will be held on Friday, May 30, 2003 at 9:00 a.m., Pacific Daylight Time, at our Company’s headquarters located at 6035 Stoneridge Drive, Pleasanton, California 94588 for the following purposes:

•	To elect eight directors to serve for the ensuing year and until their successors are elected;

•	To approve the adoption of an amendment to Thoratec’s 1997 Stock Option Plan;

•	To approve the adoption of an amendment to Thoratec’s 1996 Nonemployee Directors Stock Option Plan; and

•	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 16, 2003 are entitled to notice of, to attend and to vote at the meeting and any adjournments thereof. All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a Proxy. If you own shares through a broker, and you wish to attend and vote in person at the meeting, you must obtain from your broker a Proxy issued in your name.

For the Board of Directors

M. WAYNE BOYLSTON
Secretary

Pleasanton, California

April 25, 2003

      IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THORATEC CORPORATION

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

       The Board of Directors of Thoratec Corporation, a California corporation, (“Thoratec” or our “Company”), is furnishing this Proxy Statement to you in connection with our solicitation of Proxies to be used at our Annual Meeting of Shareholders to be held on Friday, May 30, 2003 at 9:00 a.m., Pacific Daylight Time, or at any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our Company’s headquarters at 6035 Stoneridge Drive, Pleasanton, California 94588. The telephone number at that address is (925) 847-8600.

      The date of this Proxy Statement is April 25, 2003 and it was mailed on or about April 25, 2003 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

      Shareholders of record at the close of business on April 16, 2003, referred to as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 55,193,050 shares of our Company’s common stock (“Common Stock”) were outstanding.

Revocability of Proxies

      Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person. Your presence at the Annual Meeting will not in and of itself revoke your Proxy appointment.

Voting

      Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled or distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than eight candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share is entitled to one vote on each proposal or item that properly comes before the Annual Meeting.

Quorum; Abstentions; Broker Non-Votes

      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” from a matter are treated as being present at the meeting for purposes of establishing a quorum. These shares are also treated as votes eligible to be cast by the holders of Common Stock present in person or represented by Proxy at the Annual Meeting and “entitled to vote on the subject matter,” and are referred to as the Votes Cast, with respect to such matter.

      While abstentions, which are votes ABSTAINED, will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Solicitation of Proxies

      The cost of soliciting Proxies in connection with this Proxy Statement has been or will be borne by us. In addition to solicitation by mail, we may request that banks, brokers and other custodians, nominees and fiduciaries send Proxy Statements to the beneficial owners of Common Stock and secure their instructions as to consent. We may reimburse such banks, brokers and other custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation material to such beneficial owners. Some of our directors, officers and other employees may, without additional compensation, solicit Proxies personally, or by telephone, facsimile or e-mail. We have also engaged Morrow & Co., Inc., an outside proxy solicitor, to assist us in soliciting Proxies in conjunction with the Annual Meeting. We estimate the cost of the outside proxy solicitation services will be $10,000.

Householding of Annual Disclosure Documents

      The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows us to send a single set of our Annual Report and Proxy Statement to any household at which two or more Thoratec shareholders reside if we believe that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both us and our shareholders. It reduces the volume of duplicate information received at your house and helps us reduce our expenses. Each shareholder, however, will continue to receive individual Proxy Cards or voting instruction forms.

      If your household has previously received a single set of disclosure documents, but you would prefer to receive your own copy this year or in future years, you should contact your bank, broker or other nominee record holder. We can also deliver a separate copy of either our Annual Report or Proxy Statement to any shareholder upon either written request to Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, California 94588, Attention: Corporate Secretary, or upon oral request by calling (925) 847-8600. Similarly, if you share an address with another Thoratec shareholder and together both of you wish to receive only a single set of our annual disclosure documents, please follow the same instructions.

Deadline for Receipt of Shareholder Proposals

      Proposals of our shareholders which are intended to be presented by such shareholders at our 2004 annual meeting of shareholders must be received by us no later than December 26, 2003 in order to be included in the proxy statement and form of proxy relating to that meeting.

BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

Structure and Committees

      J. Donald Hill, M.D. serves as Chairman of our Board of Directors (the “Board”). The Board held a total of five meetings during our 2002 fiscal year, which ended on December 28, 2002. During Fiscal 2002, all directors attended every meeting of the Board and each meeting of a Committee of the Board on which the director served. The Board has an Audit Committee, a Compensation and Option Committee, and a Nominating and Corporate Governance Committee.

      The Audit Committee of our Board reviews our auditing, accounting, financial reporting and internal control functions and selects our independent auditors. This Committee operates under a written charter adopted by our Board. This charter was included as an appendix to our proxy statement for our 2001 annual meeting of shareholders. The Audit Committee is comprised of Messrs. Chase, Cole and Hitchcock, with Mr. Chase serving as Chairman. All of our Audit Committee members are independent from our Company based on the National Association of Securities Dealers’ (the “NASD”) listing standards. Our Audit Committee met seven times during our 2002 fiscal year. The purpose of our Audit Committee is to:

•	Monitor the integrity of the financial statements of our Company;

•	Oversee the independence of our Company’s independent auditors; and

•	Recommend to the Board of Directors the selection of the independent auditors, evaluate the independent auditors and, where appropriate, recommend the replacement of the independent auditors.

In discharging its duties, our Audit Committee, among its other duties:

•	Meets with management and the independent auditors to review and discuss the annual financial statements and the report of the independent auditors thereon and, to the extent the independent auditors or management brings any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any. Examples of such would include restrictions on the scope of activities, access to required information or the adequacy of internal controls;

•	Meets quarterly with management and the independent auditors to review and discuss the quarterly financial statements; and

•	Reviews significant changes to our Company’s accounting principles and practices proposed by the independent auditors or management.

      Our Compensation and Option Committee met once during our 2002 fiscal year and is comprised of Messrs. Holbrook, Mulvena and Dr. Hill, with Mr. Mulvena serving as Chairman. Our Compensation and Option Committee:

•	Reviews compensation and benefits for our employees generally and for our senior executives specifically and makes recommendations to the full Board; and

•	Has authority to grant stock options under our 1997 Stock Option Plan, as amended, to employees and consultants.

      Our Nominating and Corporate Governance Committee was established by our Board on November 15, 2002. The Nominating and Corporate Governance Committee is comprised of Dr. Hill and Messrs. Chase and Cole, with Mr. Cole serving as Chairman. The Nominating and Corporate Governance Committee held its first meeting during our 2003 fiscal year. The purpose of the Corporate Governance and Nominating Committee is to:

•	Identify and approve individuals qualified to serve as members of the Board of the Company;

•	Select director nominees for the next annual meeting of shareholders;

•	Develop and recommend to the Board corporate governance guidelines; and

•	Provide oversight with respect to corporate governance and ethical conduct.

      The Nominating and Corporate Governance Committee will also consider nominees for director who are submitted by Thoratec shareholders. Shareholders who wish to submit an individual for consideration as a nominee to the Board should address information regarding such nominee, including such nominee’s qualifications, to: 6035 Stoneridge Drive, Pleasanton, California 94588, Attention: Corporate Secretary. Any such nominations should be received no later than the deadline for receipt of shareholder proposals set forth in this Proxy Statement.

Board Compensation

      During fiscal 2002, all directors received a $15,000 annual retainer that was paid quarterly on a calendar basis. They also received $1,000 for each quarter where there was a Board meeting attended by the director, and $500 for each quarter where a committee meeting was attended by the committee member. If the committee meeting exceeded four hours, the Chairman had the discretion to grant an additional fee. The Chairman of the Board received $1,000 per quarter in which there was a Board meeting that he attended, and each committee chairman received $500 per quarter in which there was a committee meeting that he attended. Outside directors are eligible to participate in our 1996 Nonemployee Directors Stock Option Plan (the “Directors Option Plan”).

      A total of 350,000 shares of Common Stock have been authorized for issuance under the Directors Option Plan. This Proxy Statement includes a proposal to increase the number of shares authorized for issuance — see “Proposal Three” below. If approved by the shareholders, the number of shares authorized for issuance under the Directors Option Plan will be increased by 200,000 shares to 550,000 shares. The Directors Option Plan provides for the automatic granting of nonqualified stock options to our directors who are not employees of our Company or any parent or subsidiary of our Company and who have not been an employee of our Company or any parent or subsidiary of our Company in the previous 12 months (the “Eligible Outside Directors”). Each person who is newly elected or appointed as an Eligible Outside Director will be granted an option to purchase 15,000 shares of Common Stock in quarterly installments on the effective date of such initial election or appointment (the “Initial Grant”). Each Eligible Outside Director (including the existing outside directors) generally will be granted an option to purchase 7,500 shares of Common Stock in quarterly installments beginning on the date of the first meeting of the Board following the annual meeting of shareholders (the “Annual Grant”). In any event, both the Initial Grant and the Annual Grant will be made no later than August 31, November 30, February 28 or May 31 of the relevant year. As of March 29, 2003, options to purchase 263,332 shares were outstanding under the Directors Option Plan. We currently have six Eligible Outside Directors who are eligible to participate in the Directors Option Plan. The exercise price of the options in all cases is equal to the fair market value of Common Stock on the grant date. Each option granted pursuant to the Directors Option Plan expires five years after the date of grant or earlier in the event of the termination of the director’s service on the Board. Each option granted under the Directors Option Plan is exercisable immediately after the date of grant. The Board may waive any or all the directors’ fees in any given year and have the exercise price of options granted under the Directors Option Plan reduced by the amount of the fees so waived.

      For their services on the Board and committees of the Board provided during 2002, Dr. Hill and Messrs. Chase, Cole, Hitchcock, Holbrook, Melas-Kyriazi and Mulvena received compensation of $25,000, $23,000, $21,000, $21,000, $21,000, $19,000, and $22,500, respectively. Each Eligible Outside Director was granted options to purchase 1,875 shares of Common Stock on February 28, 2002, May 30, 2002, August 19, 2002, and November 14, 2002 with an exercise price of $15.00 per share, $9.43 per share, $5.79 per share and $9.29 per share, respectively.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

      A board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the eight nominees named below, each of whom is presently serving as one of our directors. As long as Thermo Electron Corporation (“Thermo Electron”) beneficially owns at least 10% of the voting power of all our voting securities outstanding, we are required to take all necessary action to cause a nominee of Thermo Electron to be elected to Thoratec’s Board. Thermo Electron has designated its Chief Financial Officer, Theo Melas-Kyriazi, to serve as its representative and Mr. Melas-Kyriazi has been nominated to serve on our Board. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. If additional persons are nominated for election as directors, the Proxy holders intend to vote all Proxies received by them in accordance with cumulative voting to elect as many of the nominees listed below as possible. In such event, the Proxy holders will determine the specific nominees for whom such votes will be cumulated. The term of office for each person elected as a director will continue until the next annual meeting of shareholders or until his successor has been elected and qualified. We do not expect that any nominee will be unable or will decline to serve as a director.

      The following table provides information concerning our director nominees:

			Director
Name of Nominee	Age	Position with our Company	Since

J. Donald Hill	66	Director and Chairman of the Board	1976
D. Keith Grossman	43	Director, President and Chief Executive Officer	1996
Howard E. Chase	66	Director	1986
J. Daniel Cole	56	Director	1997
William M. Hitchcock	63	Director	1996
George W. Holbrook, Jr.	71	Director	1995
Theo Melas-Kyriazi	43	Director	2001
Daniel M. Mulvena	54	Director	1997

      There are no family relationships among our directors or executive officers.

      J. Donald Hill, M.D. has been a director of our Company since our inception. In January 1995, Dr. Hill became Chairman of the Board. Dr. Hill is the director of the Heart Failure, Transplant, Artificial Heart and Circulatory Support Program at California Pacific Medical Center in San Francisco where he has been a practicing cardiovascular surgeon since 1966.

      D. Keith Grossman, President, Chief Executive Officer and Director, joined our Company as President and Chief Executive Officer in January 1996. He was elected to the Board in February 1996. Prior to joining us, Mr. Grossman was a Division President of Major Pharmaceuticals, Inc., from June 1992 to September 1995, at which time it was sold. From July 1988 to June 1992, Mr. Grossman served as the Vice President of Sales and Marketing for Calcitek, Inc., a manufacturer of implantable medical devices and a division of Sulzermedica (formerly Intermedics, Inc.). Prior to 1988, Mr. Grossman held various other sales and marketing management positions within the McGaw Laboratories Division of American Hospital Supply Corporation. Mr. Grossman also serves as a member of the board of directors of Acorn Cardiovascular, Incorporated.

      Howard E. Chase became a director of our Company in November 1986. He is currently the President and Chief Executive Officer of The Hollandbrook Group, LLC, which provides merger and acquisition consulting services to asset management firms and others. Mr. Chase served as President and Chief Executive Officer of Carret Holdings, Inc. (formerly Matrix Global Investments, Inc.) from June 1999 until December 2001. Mr. Chase served as President and Chief Executive Officer of Trident Rowan Group, Inc. (“TRGI”) from September 1995 to March 1998 and Chairman of the Board of TRGI from March 1998 to December 1999. From 1984 to August 1995, Mr. Chase was a partner in the law firm of Morrison Cohen Singer & Weinstein, LLP in New York City. He acted as an advisor and as a special counsel to our Company from 1979 to 1995. Mr. Chase serves as a member of the board of directors of Trident Rowan Group, Inc.

      J. Daniel Cole became a director of our Company in June 1997. Since March 1997, Mr. Cole has been a general partner of the Spray Venture Fund of Boston. Mr. Cole was President and Chief Operating Officer of SciMed Life Systems Corporation from March 1993 to March 1995, and Senior Vice President and Group President of Boston Scientific Corporation’s vascular business from March 1995 to March 1997. He has also held a number of senior executive positions at Baxter Healthcare Corporation, including President of its Edwards Less Invasive Surgery Division and its Critical Care Division. Mr. Cole also serves as a member of the board of directors of numerous private companies.

      William M. Hitchcock became a director of our Company in September 1996. Since December 1996, Mr. Hitchcock has served as President and director of Avalon Financial, Inc. From May 1992 to December 1996, Mr. Hitchcock was President of Plains Resources International Inc., a wholly owned subsidiary of Plains

Resources Inc. Mr. Hitchcock also serves as a member of the board of directors of Plains Resources Inc., Protalex, Inc., Telx Group, Inc. and Luna Imaging, Inc.

      George W. Holbrook, Jr. became a director of our Company in June 1995. Since 1984 Mr. Holbrook has been the Managing Partner of Bradley Resources Company, a private investment partnership. Mr. Holbrook is a trustee of Merrill Lynch Funds for Institutions and a director of G&G Technologies, Inc. and Radius Medical Technologies, Inc.

      Theo Melas-Kyriazi became a director of our Company in February 2001. Since January 1999, he has been the Chief Financial Officer of Thermo Electron. He joined Thermo Electron in 1986 as Assistant Treasurer and served as Treasurer from 1988 to 1994. He was named President and Chief Executive Officer of ThermoSpectra Corporation, a subsidiary of Thermo Electron, in 1994, a position he held until becoming Vice President of Corporate Strategy of Thermo Electron in 1998.

      Daniel M. Mulvena became a director of our Company in May 1997. Mr. Mulvena is the founder and owner of Commodore Associates, a consulting company. Mr. Mulvena was Group Vice President Cardiac/ Cardiology and a member of the operating committee for Boston Scientific Corporation from February 1992 to May 1995. Prior to that, he was the President and Chief Executive Officer and Chairman of Lithox Systems, Inc. Prior to that, Mr. Mulvena held a number of executive positions, including President of the Implants Division and President of the Cardiosurgery Division, at C.R. Bard, Inc. Mr. Mulvena also serves as a Chairman of the Board of directors of Magna-Lab Inc. and Cambridge Heart, Inc. and is a member of the board of directors of Zoll Medical Corporation.

Required Vote; Recommendation of the Board

      The eight nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under California law.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION TO THE BOARD

OF EACH OF THE NOMINEES PROPOSED ABOVE.

PROPOSAL TWO

AMENDMENT TO THE AMENDED AND RESTATED 1997 STOCK OPTION PLAN TO

INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

Background

      Thoratec adopted the 1997 Stock Option Plan in March 1997 and amended and restated the plan in February 1999, November 1999, October 2000, February 2001 and November 2001 (the “1997 Plan”). The 1997 Plan provides for the granting of options, restricted stock awards and stock bonuses to officers, directors, selected employees and consultants. The exercise price of all stock options granted under the 1997 Plan must be at least 100% of the fair market value of the Common Stock of the Company on the grant date. Shareholder approval is required for the repricing of any stock options granted under the 1997 Plan. The 1997 Plan is currently administered by the Compensation and Option Committee of the Board which is composed solely of independent directors. Thoratec issues shares of its Common Stock upon exercise of each such stock option, the grant of each such restricted stock award and the satisfaction of criteria set forth in each such stock bonus. As of April 16, 2003, the last sale reported of such stock as listed on The Nasdaq National Stock Market was $11.60 per share.

      At a Board meeting in February 2003, the Board made three distinct amendments to the 1997 Plan in accordance with good corporate governance practices to continue to align employee incentives with shareholder interests. Those amendments provide for the following requirements:

(1) The total number of shares that may be granted under the 1997 Plan in the form of restricted stock and bonus awards is limited to five percent of the aggregate number of shares authorized under the 1997 Plan;

(2) The 1997 Plan is required to be administered by the independent members of the Board or a Board committee composed solely of independent directors; and

(3) A minimum vesting or lapse period of three years is required for all stock option grants and restricted stock awards. Grants made to a new hire and grants for years-in-service awards that are made to long-term employees on each fifth-year service anniversary are exempted from the three year minimum vesting provision.

These three amendments do not require shareholder approval and have already been incorporated into the 1997 Plan.

Increase in Number of Shares Authorized for Issuance

      In April 2003 the Board also adopted, subject to shareholder approval, an amendment to the 1997 Plan increasing the aggregate number of shares reserved for issuance by 4,500,000 shares to a total of 13,700,000. The Board believes that increasing the number of shares authorized for issuance under the 1997 Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives.

Description of the 1997 Plan

      The purpose of the 1997 Plan is to attract, retain and motivate officers, key employees, consultants and directors of the Company by giving them the opportunity to acquire stock ownership in the Company. The 1997 Plan provides for the granting to employees of the Company (including officers and employee directors) of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and for the grant of nonqualified stock options (“NQOs”) to employees, consultants and selected directors of the Company. To the extent an optionee would have the right in any calendar year to exercise for the first time ISOs for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the grant date) in excess of $100,000, any such excess options shall be automatically converted to NQOs. In addition, the 1997 Plan also provides for grants of restricted stock awards and stock bonuses to employees, consultants and selected directors.

      The 1997 Plan is administered by the Board or a committee thereof (the “Administrator”). The Board has authorized its Compensation and Option Committee composed solely of independent directors to be the Administrator of the 1997 Plan. The Administrator determines the type and terms of equity incentive awards granted under the 1997 Plan, including the number of shares covered, exercise or purchase price, term, conditions for exercise of options, restrictions placed on restricted stock awards and the performance goals or other conditions for the award of stock bonuses.

      Stock Options. The exercise price of all stock options granted under the 1997 Plan must be at least 100% of the fair market value of the Common Stock of the Company on the grant date. The term of any stock options granted under the 1997 Plan may not exceed ten years from the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any stock option granted shall be at least 110% of the fair market value of the Common Stock on the grant date and the term of any ISO may not exceed five years from the date of grant. Payment of the exercise price may be in cash, or, at the discretion of the Administrator, (a) in Common Stock already owned by the optionee equal in value to the amount of the exercise price, (b) pursuant to a “cashless exercise/sale” through a broker, or (c) a combination thereof.

      No option may be transferred by the optionee other than by will or the laws of descent and distribution or to a trust established for estate planning purposes by the optionee, provided that, with respect to ISOs, such a transfer does not result in a disqualifying disposition under the Code. All options are exercisable on or after each vesting date in accordance with the terms set forth in the option agreement. All stock option grants other than grants to new hires and in-service awards to continuing employees on each fifth-year anniversary of service must have a vesting schedule of at least three years.

      In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all options shall terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity). In the event that such successor does not agree to assume the options or to substitute equivalent options therefore, unless the Administrator shall determine otherwise, the options shall expire upon such event.

      Restricted Stock Awards. The purchase price of all restricted stock awards granted under the 1997 Plan must be at least 85% of the fair market value of the Common Stock of the Company on the grant date or at the time the purchase is consummated except that with respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any stock option granted shall be at least 100% of the fair market value of the Common Stock on the grant date or the date on which the purchase is consummated. The Administrator determines the restrictions to which the restricted stock award is subject and the period of time over which such restrictions shall lapse. Such restrictions may include, but are not limited to, restrictions on transfer and a right of repurchase in favor of the Company upon termination of service to the Company. Any such right of repurchase shall lapse at the rate of at least 20% per year. Such right of repurchase shall be at the original purchase price of the restricted stock award. The restrictions on all restricted stock awards other than grants to new hires and in-service awards to continuing employees on each fifth-year anniversary of service must lapse over a period of at least three years.

      The terms of the restricted stock award shall be set forth in a restricted stock purchase agreement delivered to the participant. If the participant does not execute and deliver the restricted stock purchase agreement along with full payment for the shares to the Company within thirty days of its delivery to the participant, the restricted stock award shall terminate, unless otherwise determined by the Administrator. Payment of the purchase price may be in cash, Common Stock already owned by the participant equal in value to the amount of the exercise price, or, at the discretion of the Administrator, pursuant to a “cashless exercise/sale” through a broker, or a combination thereof. No more than five percent (5%) of the aggregate number of shares authorized for issuance under the 1997 Plan may be granted in the form of restricted stock and stock bonus awards.

      Stock Bonus Awards. A stock bonus is an award of shares (which may consist of restricted stock) for services rendered to the Company or any parent or subsidiary of the Company. A stock bonus may be awarded for past services already rendered to the Company, or any parent or subsidiary of the Company, or upon satisfaction of such performance goals as determined in advance by the Administrator. Stock bonuses may be based upon the achievement of the Company, parent or subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine; provided, however, that performance-based bonuses shall be restricted to individuals earning at least $60,000 per year and of adequate sophistication and sufficiently empowered to achieve the performance goals.

      If the stock bonus is being earned upon the satisfaction of performance goals, then the Administrator shall determine: (a) the nature, length and starting date of any period during which performance is to be measured; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of shares that may be awarded to the participant; and (d) the extent to which such stock bonuses have been earned. The Administrator may adjust the performance goals applicable to the stock bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. No more than five percent (5%) of the aggregate number of shares authorized for issuance under the 1997 Plan may be granted in the form of restricted stock and stock bonus awards.

      Amendments. The Board may at any time amend, alter, suspend or discontinue the 1997 Plan or any stock option. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the 1997 Plan and ISOs granted under this Plan to the requirements of U.S. federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for U.S. federal income tax purposes, (b) for so long as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, shareholder approval is required to meet the exceptions provided by Rule 16b-3, or any successor rule thereto, or (c) the Board otherwise concludes that shareholder approval is advisable.

      In addition, the exercise price of any stock option previously granted under the 1997 Plan may not be reduced, either directly by reducing the exercise price or indirectly by regranting or replacing options with a lower exercise price, unless shareholder approval of such reduction is obtained prior to such reduction.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS

AWARDED UNDER THE 1997 PLAN

      The following is a general summary of the typical U.S. federal income tax consequences of the issuance and exercise of options under the 1997 Plan. It does not describe state or other tax consequences of the issuance and exercise of options or of grants of restricted stock or stock bonuses.

      Incentive Stock Options. The grant of an ISO has no U.S. federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an ISO until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a U.S. federal income tax deduction in connection with ISOs, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

      Nonstatutory Stock Options. The grant of an NQO has no U.S. federal income tax effect on the optionee. Upon the exercise of an NQO, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of an NQO, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held.

      In the case of both ISOs and NQOs, special U.S. federal income tax rules apply if the Company’s Common Stock is used to pay all or part of the option price. Special rules may also apply when a transferable option is transferred.

1997 Plan Benefits

      The following table shows the number of shares of Common Stock issuable upon exercise of options granted to the named individuals and groups under the 1997 Plan during the fiscal year ended December 28, 2002.

Number of
Name and Position	Shares(1)

D. Keith Grossman, Chief Executive Officer, President and Director	0
M. Wayne Boylston, Senior Vice President, Chief Financial Officer and Secretary	70,000
Jeffrey Nelson, President Cardiovascular Division	175,000
Lawrence Cohen, President International Technidyne Corporation	75,000
Executive Group	320,000
Non-Executive Director Group	0
Non-Executive Officer Employee Group	2,460,200

(1)	All options granted at fair market value as of the date of grant.

Proposed Amendment

      At the Annual Meeting, the Company’s shareholders will be asked to approve an amendment to the 1997 Plan to increase by 4,500,000 the number of shares reserved for issuance under the 1997 Plan.

Required Vote; Recommendation of the Board

      The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to approve the Amendment to the 1997 Plan. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes on this matter. Broker non-votes are counted towards a quorum, but are not counted for any purposes in determining whether this matter has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THIS PROPOSAL

PROPOSAL THREE

AMENDMENT TO THE AMENDED AND RESTATED

1996 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN TO INCREASE
THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

Background

      The Company adopted the 1996 Nonemployee Director Stock Option Plan in February 1996 and amended and restated the plan in November 1996, May 1997 and May 1999 (the “Directors Option Plan”). The Directors Option Plan provides for the granting of options to nonemployee directors as a component of compensation for their Board service. Thoratec issues shares of its Common Stock upon exercise of each such stock option.

      At a Board meeting in February 2003, the Board further amended the Directors Option Plan in accordance with good corporate governance practices to continue to align director incentives with shareholder interests. That amendment provides for the following requirement:

•	The Directors Option Plan is required to be administered by the independent members of the Board or a Board committee composed solely of independent directors.

This amendment did not require shareholder approval and has already been incorporated into the Directors Option Plan.

Increase in Number of Shares Authorized for Issuance

      In April 2003 the Board adopted, subject to shareholder approval, an amendment to the Directors Option Plan increasing the aggregate number of shares reserved for issuance by 200,000 shares to a total of 550,000. The Board believes that increasing the number of shares authorized for issuance under the Directors Option Plan is necessary to permit the Company to attract and retain qualified nonemployee directors by providing them with appropriate equity incentives similar to those of comparable enterprises. In addition, the Board believes that it is important to align the interests of directors with those of the shareholders and accordingly, that a significant portion of directors’ compensation should be paid in stock options. In determining the amount and composition of the compensation of Thoratec’s directors, the compensation of directors of other comparable enterprises, both with respect to size and industry is considered.

Description of the Directors Option Plan

      The purpose of the Directors Option Plan is to attract, retain and incentivize nonemployee directors of the Company by giving them the opportunity to acquire stock ownership in the Company. The Directors Option Plan provides for the granting to nonemployee directors of the Company (directors who are not employees of Thoratec or any of its subsidiaries and who have not been employees for the twelve months preceding the option grant date) of nonqualified stock options (“NQOs”), which are stock options that do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonemployee directors of Thoratec are the only persons eligible to participate in the Directors Option Plan.

      The Directors Option Plan provides for the automatic granting of NQOs to nonemployee directors. Each person who is newly elected or appointed as a nonemployee director is granted an option to purchase 15,000 shares of Common Stock in quarterly installments on the effective date of such initial election or appointment (the “Initial Grant”). Each nonemployee director (including the existing nonemployee directors) is granted an option to purchase 7,500 shares of Common Stock in quarterly installments beginning on the date of the first meeting of the Board following the annual meeting of shareholders (the “Annual Grant”). Both the Initial Grant and the Annual Grant are made no later than August 31, November 30, February 28 or May 31 of the relevant year. Thoratec currently has six nonemployee directors who are eligible to participate in the Directors Option Plan. The exercise price of the options in all cases is equal to the fair market value of Thoratec Common Stock on the grant date. Each option granted pursuant to the Directors Option Plan expires five years after the date of grant or earlier in the event of the termination of the director’s service on the Board. Each option granted under the Directors Option Plan is exercisable immediately after the date of grant. The Board may waive any or all of the directors’ fees in any given year and have the exercise price of options granted under the Directors Option Plan reduced by the amount of the fees so waived.

      Unless otherwise provided by the Administrator, optionees may only exercise stock options granted under the Director Option Plan twice in any calendar year. Payment of the exercise price may be in cash, pursuant to a “cashless exercise/sale” through a broker, or, at the discretion of the Administrator, through the delivery of Common Stock already owned by the optionee equal in value to the amount of the exercise price, provided such method of payment is employed no more than once every six months, or through any other consideration and method of payment to the extent permitted under the California Corporations Code and other applicable law. At the discretion of the Administrator, the Company shall have a right of repurchase at the option exercise price with respect to shares purchased upon exercise of options. Such right of repurchase shall expire at the rate determined by the Administrator.

      Stock options granted under the Director Option Plan are not assignable or otherwise transferable except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code. During the life of an optionee, an option is exercisable only by the optionee.

      In connection with an acquisition of the Company affected by a merger, consolidation, sale of all or substantially all of the Company’s assets, acquisition of shares, or any like occurrence in which the Company is involved, the Company’s right of repurchase discussed above shall lapse with respect to twice the number of shares then subject to such right of repurchase. The Administrator shall have the authority, in its sole discretion, to determine the time prior to consummation of such transaction when such right of repurchase shall so lapse.

      Amendments. The Board may amend the Directors Option Plan at any time. Without the consent of an optionee, no amendment may adversely affect outstanding options. No amendment shall require shareholder approval unless: shareholder approval is required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto or the Board otherwise concludes that shareholder approval is advisable.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AWARDED

UNDER THE DIRECTORS OPTION PLAN

      The following is a general summary of the typical U.S. federal income tax consequences of the issuance and exercise of options under the Directors Option Plan. It does not describe state or other tax consequences of the issuance and exercise of options.

      The grant of an NQO has no U.S. federal income tax effect on the optionee. Upon the exercise of an NQO, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of an NQO, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held.

      Special U.S. federal income tax rules apply if the Company’s Common Stock used to pay all or part of the option price. Special rules may also apply when an option is transferred.

Directors Option Plan Benefits

      The following table shows the number of shares of Common Stock issuable upon exercise of options granted to the named groups under the Directors Option Plan during the fiscal year ended December 28, 2002.

Number of
Name and Position	Shares(1)

J. Donald Hill, Chairman and Director	7,500
Howard E. Chase, Director	7,500
J. Daniel Cole, Director	7,500
William M. Hitchcock, Director	7,500
George W. Holbrook, Jr, Director	7,500
Daniel M. Mulvena, Director	7,500
Executive Group(2)	0
Non-Executive Director Group	45,000
Non-Executive Officer Employee Group(2)	0

(1)	All options granted at fair market value as of the date of grant.

(2)	Not eligible to receive grants under the Director Stock Option Plan.

Proposed Amendment

      At the Annual Meeting, the Company’s shareholders will be asked to approve an amendment to the Directors Option Plan to increase by 200,000 the number of shares reserved for issuance under the Directors Option Plan.

Required Vote; Recommendation of the Board

      The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to approve the Amendment to the Directors Option Plan. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes on this matter. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THIS PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of March 29, 2003 by:

•	Each of our directors;

•	Each Named Executive Officer, as defined in the “Executive Compensation” section below;

•	All individuals who served as directors or executive officers at fiscal year end as a group; and

•	Each person who is known by us to own beneficially more than 5% of our Common Stock.

	Number of Shares	Percent of Shares
Name and Address(1)	Beneficially Owned(2)	Beneficially Owned(2)

Thermo Electron Corporation(3)	7,685,544	13.9%
81 Wyman Street, P.O. Box 9046
Waltham, MA 02454-9046
Peter R. Kellogg	3,580,600	6.5%
c/o Spear, Leeds & Kellogg
120 Broadway
New York, NY 10271
J. Donald Hill(4)	1,069,920	1.9%
D. Keith Grossman(5)	847,833	1.5%
William M. Hitchcock(6)	430,748	*
George W. Holbrook, Jr.(7)	382,424	*
Bradley Resources Company(7)	166,666	*
P.O. Box 470
Southport, CT 06490
James R. McGoogan(7)	166,666	*
P.O. Box 470
Southport, CT 06490
M. Wayne Boylston(8)	142,500	*
Howard E. Chase(9)	83,485	*
Lawrence Cohen(10)	61,750	*
J. Daniel Cole(11)	52,500	*
Daniel M. Mulvena(12)	52,500	*
Jeffrey Nelson(13)	25,000	*
Theo Melas-Kyriazi(14)	19,660	*
81 Wyman Street, P.O. Box 9046
Waltham, MA 02454-9046
Directors and Executive Officers as a Group (11 persons)(15)	3,168,320	5.6%

*	Less than 1%

(1)	Unless otherwise indicated, the address of the persons set forth above is the address of our Company appearing elsewhere in this Proxy Statement.

(2)	Applicable percentage ownership for each shareholder is based on 55,168,077 shares of Common Stock outstanding as of March 29, 2003, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares. Beneficial ownership also includes shares of Common Stock subject to options and warrants exercisable or convertible within 60 days of March 29, 2003. Shares of Common Stock subject to outstanding options are deemed outstanding for computing the percentage of ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to our knowledge, each shareholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(3)	Includes 19,872 shares of Common Stock subject to options to acquire such shares granted by Thermo Electron pursuant to its director and employee stock option plans and 2,731,779 shares subject to a Shareholder Agreement between our Company and Thermo Electron. The Shareholder Agreement was entered into in connection with our merger with Thermo Cardiosystems Inc. (“ThermoCardiosystems”) and obligates Thermo Electron to cause such shares to be voted in the manner directed by our management at any meeting of our shareholders and with respect to any consent of our shareholders.

(4)	Includes 117,500 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(5)	Includes 539,325 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(6)	Includes 50,833 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(7)	Bradley Resources Company is an investment partnership, which owns 166,666 shares of Common Stock. George W. Holbrook, Jr., a director of our Company, is a general partner of Bradley Resources Company and is deemed to share beneficial ownership of such shares with Mr. James R. McGoogan, a general partner of Bradley Resources Company. Includes 50,833 shares of Common Stock issuable upon exercise of options, by Mr. Holbrook, within 60 days of March 29, 2003.

(8)	Includes 92,500 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(9)	Includes 78,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(10)	Includes 61,250 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(11)	Includes 52,500 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(12)	Includes 52,500 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(13)	Includes 25,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(14)	Includes 16,700 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

(15)	Includes 1,137,274 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 29, 2003.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS

      The following table provides information as of December 28, 2002 regarding securities authorized for issuance under the Company’s equity compensation plans. The equity compensation plans of the Company include the 1984 Incentive Stock Option Plan, the 1993 Stock Option Plan, the 1996 Stock Option Plan, the 1996 Nonemployee Directors Stock Option Plan, the 1997 Stock Option Plan, and the 2002 Employee Stock Purchase Plan (the “ESPP”). All of these equity compensation plans were approved by the Company’s shareholders.

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued	Weighted-Average	Future Issuance Under
	Upon Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities Reflected
Plan Category	Warrants, and Rights	Warrants, and Rights	in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	7 ,735,184 (1)	$11.36	1,556,300	(2)(3)(4)
Equity compensation plans not approved by security holders	—	—	—

Total	7,735,184	$11.36	1,556,300

(1)	Does not include 300,000 issued shares of restricted stock with a weighted average price at issue of $14.89, which were issued under the 1997 Plan.

(2)	Includes 500,000 shares available for future issuance under the ESPP.

(3)	Does not include 4,500,000 additional shares that will be reserved for issuance under the 1997 Plan if the shareholders approve Proposal Two herein.

(4)	Does not include 200,000 additional shares that will be reserved for issuance under the Directors Option Plan if the shareholders approve Proposal Three herein.

REPORT OF THE COMPENSATION AND OPTION COMMITTEE

OF THE BOARD OF DIRECTORS

      During 2002, management compensation issues were reviewed by the Compensation and Option Committee, which consisted of Messrs. Holbrook, Mulvena and Dr. Hill. The function of the Compensation and Option Committee is to review and recommend management compensation to the Board. The Compensation and Option Committee met once in 2002.

      We believe that our ability to achieve the objectives of obtaining regulatory approval for and commercializing our products, and improving profitability, is dependent largely upon our ability to recruit and retain qualified executives with substantive experience in the development, regulatory approval, manufacture, marketing and sale of new medical devices. We are competing for experienced executives within areas that many biotechnology/ biomedical/ pharmaceutical companies are located. These areas include the San Francisco Bay Area, where our headquarters is located, as well as central New Jersey and the greater Boston area where additional Company operations are located.

      We have a policy designed to control the base salaries of our executives while providing sufficient incentives to attract and retain qualified personnel. In accordance with this policy, we strive to set executive base salaries by considering relative contribution of the position to achievement of our Company’s goals and objectives, “market value” as defined by salaries of executives within the San Francisco Bay Area with comparable experience in similar positions, and job-related responsibilities with respect to size of budget, number of subordinates and scope of activities. In general, we strive to set base salaries of new executives at market, which is defined as the average base salary of incumbents in comparable positions, and use our 1997

Stock Option Plan to facilitate recruiting and to retain qualified executives by providing long-term incentives. Typically, new executives are granted stock options as part of their initial employment package.

      During 1993, the Internal Revenue Code of 1986 was amended to include a provision that denies a deduction to publicly held corporations for compensation paid to “covered employees” (defined as the chief executive officer and the next four most highly compensated officers as of the end of the taxable year) to the extent that compensation paid to any “covered employee” exceeds $1 million in any taxable year of the corporation beginning after 1993. Certain “performance-based” compensation qualified for an exemption from the limits on deductions. It is our policy to attempt to qualify compensation paid to our top executives for deductibility in order to maximize our income tax deductions, to the extent that so qualifying the compensation is consistent with our fundamental compensation policies. Based upon the Internal Revenue Service’s regulations and compensation paid to our “covered employees” for the 2002 tax year, all compensation paid by our Company in 2002 to such covered employees was deductible to us.

      Stock Options. We have determined that stock options are an important incentive for attracting and retaining qualified personnel, including executive-level personnel.

      Corporate Performance Criteria. Management presents to us a set of corporate goals for a succeeding period, generally ranging from 12 to 18 months, as part of the annual plan and budget process. These goals establish benchmarks for assessing overall corporate performance. Given the dynamic nature of the new medical device development process, progress toward the achievement of corporate goals is reviewed with us periodically together with a description of any change in circumstances that management believes may warrant an update to or revisions of these goals. The principal corporate goals for 2002 were to achieve revenue and net income targets, successfully relocate the HeartMate manufacturing operations from our Woburn, Massachusetts office to our Pleasanton, California headquarters, and complete several clinical trials and regulatory submissions.

      Periodic Salary Adjustments. Generally, executive salaries are reviewed annually, and salary adjustments may be awarded on the basis of increased responsibilities of individual executives over a period of time or the outstanding performance of individual executives as exhibited by consistently high standards in the execution of established duties, as described by the Chief Executive Officer to the Board. Company performance as a whole is a major consideration in our decision to award any salary increases and, to a lesser extent, we also consider general economic conditions and trends. The base salaries of our Company executives, excluding the four executive officers, were increased between 4.00% and 13.79% percent during 2002 based on performance and execution of duties.

      Chief Executive Officer Compensation. Compensation for the Chief Executive Officer is determined by the Compensation and Option Committee based on his leadership and achievements of key strategic and regulatory objectives for the year. For the 2002 fiscal year, Mr. Grossman’s salary was increased to $380,000 per year. In addition, based on achievement of certain bonus-related objectives, Mr. Grossman was awarded a bonus of $190,238 for the 2002 fiscal year. Mr. Grossman also received a payment of $525,000 in 2002 as a result of a waiver and retention agreement entered into pursuant to the 2001 merger between Thoratec and Thermo Cardiosystems in which Mr. Grossman agreed to waive his rights to immediately exercise stock options to purchase 270,000 shares of Common Stock for up to 18 months which had accelerated fully upon the merger according to the original terms of the stock option agreement. The payment was made upon his completion of 12 months of continued service following the merger. In fiscal year 2002, Mr. Grossman received no stock option grants. In fiscal year 2001, Mr. Grossman received a grant of 250,000 shares of restricted stock. The restrictions on 125,000 of these shares lapse on December 6, 2005 and on December 6, 2006 for the remaining 125,000 shares. The restrictions are subject to acceleration under certain conditions in the event of a change in control of our Company. If Mr. Grossman’s services to Thoratec as an employee cease for any reason not related to a change in control, including death or disability, all restricted shares for which restrictions have not then lapsed will be forfeited by Mr. Grossman.

      Summary. We believe that we have established a program for compensation of our executives which is fair and which aligns the financial incentives for executives with the interests of our shareholders.

Submitted by:

The Compensation and Option Committee

Daniel M. Mulvena, Chairman
George W. Holbrook, Jr.
J. Donald Hill, M.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2002, none of our executive officers served on the board of directors or compensation committee of another company that had an executive officer serve on our Board or our Compensation and Option Committee. In addition, none of the members of our Compensation and Option Committee was an officer or employee of Thoratec or any of our subsidiaries during Fiscal 2002 or was formerly an officer of Thoratec or any of our subsidiaries at any time in the past.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) forms that they file.

      Based solely on our review of copies of such reports received by us, we believe that during the fiscal year ended December 28, 2002 all Section 16(a) filing requirements applicable to our officers, directors and ten percent shareholders were satisfied.

CERTAIN TRANSACTIONS

Indemnification Agreements

      Our Company’s bylaws provide for the indemnification by us of our agents, including our directors and officers, to the maximum extent permitted under California law. Our Company also has indemnity agreements with our directors and certain of our officers. These indemnity agreements permit us to indemnify an officer or director to the maximum extent permitted under California law and prohibit us from terminating our indemnification obligations as to acts of any officer or director that occur before the termination. We believe the indemnity agreements assist us in attracting and retaining qualified individuals to serve as directors and officers of our Company. The indemnifications and limitations on liability permitted by the bylaws and the indemnity agreements are subject to the limitations set forth by California law.

EXECUTIVE COMPENSATION

      The following table presents information concerning compensation received by our Company’s chief executive officer and each of our Company’s three other executive officers during the fiscal year ended December 28, 2002 (collectively, the “Named Executive Officers”).

Summary Compensation Table

							All Other Compensation

					Long-Term Compensation		Life
							Insurance
	Annual Compensation				Restricted	Securities	Premiums
					Stock	Underlying	Paid by the
Name and Principal Position	Year	Salary	Bonus	Other(1)	Awards	Options	Company(2)	Other

		$	$	$	$	#	$	$
D. Keith Grossman	2002	380,000	190,238	—	—	—	22,219	224,250	(3)
Chief Executive Officer,	2001	337,029	213,938	—	4,140,000 (5)	290,500	1,942	311,350	(3)
President, and Director	2000	239,904	224,798	—	—	90,000	568	5,100	(4)
M. Wayne Boylston(7)	2002	236,000	81,125	39,436	328,000 (6)	70,000	2,033	4,570	(4)
Senior Vice President,	2001	103,846	42,176	153,901	—	150,000	831	3,115	(4)
Chief Financial Officer, and Secretary
Jeffrey Nelson(8)	2002	91,346	98,735	—	—	175,000	697	—
President Cardiovascular Division
Lawrence Cohen(9)	2002	236,250	101,588	—	—	75,000	2,039	5,500	(4)
President International Technidyne Corporation

(1)	In accordance with the rules of the Securities and Exchange Commission, other annual compensation in the form of perquisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.

(2)	Amount represents premiums paid for term life insurance for the benefit of the Named Executive Officer.

(3)	Includes accrual in the amount of $306,250 during 2001 and $218,750 during 2002 pursuant to a waiver and retention agreement that Thoratec entered into with Mr. Grossman in exchange for the waiver of Mr. Grossman’s rights to immediately exercise stock options to purchase 270,000 shares of Common Stock which accelerated fully upon consummation of the merger between Thoratec and Thermo Cardiosystems. The total amount became due upon Mr. Grossman’s continued employment for 12 months following the merger and was paid in 2002. Also includes employer contributions to a 401(k) retirement plan of $5,100 during 2001 and $5,500 during 2002.

(4)	Represents employer contributions to a 401(k) retirement plan.

(5)	In December 2001, a stock bonus award of 250,000 shares of restricted Common Stock was granted to Mr. Grossman. The restrictions lapse with respect to 125,000 restricted shares on December 6, 2005 and the remaining 125,000 restricted shares on December 6, 2006, provided that on each such lapsing dates Mr. Grossman’s services to the Company are continuing. As of December 28, 2002, the aggregate value of the restricted stock shares was $2,020,000 based on our closing stock price on December 27, 2002 and none of the restrictions on the shares had lapsed.

(6)	In August 2002, a stock bonus award of 50,000 shares of restricted Common Stock was granted to Mr. Boylston. The restrictions lapse with respect to 25,000 restricted shares on August 13, 2005 and the remaining 25,000 restricted shares on August 13, 2006, provided that on each such lapsing date Mr. Boylston’s services to the Company are continuing. As of December 28, 2002, the aggregate value of the restricted stock shares was $404,000 based on our closing stock price on December 27, 2002 and none of the restrictions on the shares had lapsed.

(7)	Mr. Boylston commenced employment with us in July 2001. The amount included in Other Annual Compensation represents a reimbursement of Mr. Boylston’s relocation expenses.

(8)	Mr. Nelson commenced employment with us and became a Named Executive Officer in August 2002.

(9)	Mr. Cohen became a Named Executive Officer in August 2002.

Option Grants

      The following table provides information concerning grants of options to purchase Common Stock made to each of the Named Executive Officers during 2002. No stock appreciation rights were granted to these individuals during 2002.

Fiscal Year 2002 Option Grants

		Individual Grants
						Potential Realized Value
			Percent of			at Assumed Annual
		Number of	Total			Rates of Stock
		Securities	Options			Price Appreciation
		Underlying	Granted to	Exercise		for Option Term(1)
		Options	Employees	Price	Expiration
Name	Grant Date	Granted(2)	in 2002	($/Sh)	Date	5%	10%

D. Keith Grossman	—	—	—	$—	—	$—	$—
M. Wayne Boylston	2/11/2002	70,000	2.5%	15.750	2/11/2012	693,000	1,757,000
Jeffrey Nelson	8/19/2002	175,000	6.3%	5.790	8/19/2012	637,000	1,615,000
Lawrence Cohen	2/11/2002	75,000	2.7%	15.750	2/11/2012	743,000	1,883,000

(1)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our Common Stock.

(2)	Options vest over a period of four years from the grant date.

Option Exercises and Holdings

      The following table presents certain information regarding the value of options exercised during fiscal year 2002 and the value of unexercised stock options held by each of the Named Executive Officers as of December 28, 2002.

Aggregated Option Exercises in Fiscal Year 2002 and Fiscal Year 2002 Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at Fiscal Year End		Fiscal Year End(2)
	Acquired on	Value
Name	Exercise(#)	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

D. Keith Grossman	—	$—	516,825	217,500	$654,640	$—
M. Wayne Boylston	—	—	75,000	145,000	—	—
Jeffrey Nelson	—	—	—	175,000	—	400,750
Lawrence Cohen	—	—	21,250	138,750	—	—

(1)	Calculated by determining the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(2)	Calculated by determining the difference between the fair market value of the securities underlying the options as December 27, 2002 ($8.08 per share) and the exercise price of the options.

Employment Contracts, Termination of Employment and Change-in-Control Agreements

      D. Keith Grossman. Effective December 6, 2001, our Company entered into a five-year employment agreement with Mr. Grossman, which superseded an employment agreement with Mr. Grossman entered into on January 31, 1996. The current employment agreement provides, among other things, for Mr. Grossman’s employment as President and Chief Executive Officer at an initial base salary of $350,000 per year, which the Compensation and Option Committee may increase from time to time. Under the employment agreement, Mr. Grossman is also eligible for a bonus with an annual target equal to 75% of his base salary each year. The employment agreement also provides for the granting to Mr. Grossman of restricted Common Stock as well as annual grants of options to purchase Common Stock. The quantity of shares to be covered under these grants will be determined by the Board and the Compensation and Option Committee. On December 6, 2001, an award of 250,000 shares of restricted Common Stock was granted to Mr. Grossman. Additionally, the employment agreement provides that Mr. Grossman will receive such benefits as the Board may, from time to time, determine to provide for our Company’s key executives.

      Under the employment agreement, Mr. Grossman’s employment by our Company terminates immediately upon his receipt of a written notice of termination by our Company or upon his permanent disability or death. The employment agreement may be terminated by Mr. Grossman at any time and for any reason upon at least 30 days’ prior written notice to our Company. In the event of termination of his employment other than:

•	for “cause,” such as gross misconduct, fraud, or material, breach;

•	on account of permanent disability, or;

•	by voluntary termination other than for “good reason,” defined in the employment agreement as any material reduction in duties or salary or bonus or a requirement to work more than 25 miles from our Company’s current headquarters;

the employment agreement provides that our Company will pay an amount equal to two times of his then current base salary, payable ratably during the 12 months after termination or within 30 days after termination as a lump sum payment at Mr. Grossman’s discretion communicated by him to our Company in writing. Additionally, all outstanding stock options held by Mr. Grossman will immediately vest and become exercisable upon his death or disability, as defined in the employment agreement.

      Should a change of control in the ownership of our Company occur and Mr. Grossman’s employment with our Company is terminated for any reason after a change in control, then the employment agreement provides that he will receive a termination payment of two and one-half times the sum of (i) his then current base salary, and (ii) the greatest of (a) the prior year’s target bonus, (b) the current year’s actual bonus, or (c) the current year’s target bonus. This termination payment shall be payable ratably during the 12 months after termination or within 30 days after termination as a lump sum payment, at Mr. Grossman’s discretion. In addition, all outstanding stock options held by Mr. Grossman will immediately vest and become exercisable. The restrictions on each share of restricted stock granted to Mr. Grossman shall, upon a change in control, immediately lapse as to fifty percent (50%) of the number of shares thereunder that at such date are still restricted, and (b) upon the earlier of (i) the one (1) year anniversary of the effective date of such change in control, or (ii) such date after the date of such change in control as Mr. Grossman’s employment is voluntarily terminated for “good reason” (as defined in the employment agreement) or his employment is involuntarily terminated for any reason, the restrictions on each share of restricted stock shall immediately lapse as to the remainder, if any, of the shares under such grant that are then still otherwise restricted.

      M. Wayne Boylston. Effective August 13, 2002, our Company granted Mr. Boylston an award of 50,000 shares of restricted Common Stock. In the event of a change of control of our Company, if Mr. Boylston’s services to the Company have continued through the closing date of the transaction that constitutes such change in control, then in addition to any shares of restricted stock that may no longer be subject to restrictions: (i) 25,000 shares will cease to be subject to restrictions upon the closing date of such change in control, and (ii) all remaining restricted shares will cease to be subject to restrictions on the earlier of (a) the six-month anniversary of the date of such change in control, or (b) the date, after the date of such change of control, upon which Mr. Boylston’s employment is voluntarily terminated for “good reason” or upon which Mr. Boylston is involuntarily terminated for any reason.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee has selected Deloitte & Touche LLP as the independent accounting firm to audit our financial statements for the fiscal year ending January 3, 2004. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they wish to do so. Additionally, they will be available to respond to questions.

      Deloitte & Touche LLP has served as our independent auditors since our inception. In accordance with standing policy, Deloitte & Touche LLP periodically changes the personnel who work on our audit. In addition to performing the audit of our consolidated financial statements, Deloitte & Touche LLP provided various other services during 2002.

Fees Paid to Accountants for Services Rendered During Fiscal Year 2002

      The aggregate fees billed to our Company for the fiscal year ended December 28, 2002 by Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu and their respective affiliates (collectively “Deloitte & Touche”), are as follows:

Audit Fees

      The fees of Deloitte & Touche for their audit of our annual financial statements for the fiscal year ended December 28, 2002, for their review of the interim financial statements included in our quarterly reports on Form 10-Q for the 2002 fiscal year, for review of registration statements, and for review of the impact of new legislative requirements on our financial statements totaled $558,000.

Financial Information Systems Design and Implementation Fees

      The fees of Deloitte & Touche for their services related to financial information systems design and implementation for the fiscal year ended December 28, 2002 totaled $666,000. These services relate to the completion of the implementation of a new enterprise computer system begun in fiscal 2001. We do not contemplate using Deloitte & Touche for any future financial information system design and implementation work. The individuals providing these services were independent of Deloitte & Touche’s audit team. As such, our Company’s management determined that using Deloitte & Touche for these services would be most cost-effective for our Company and would not impair the auditor’s independence.

All Other Fees

      The fees of Deloitte & Touche for all other services rendered to our Company during the fiscal year ended December 28, 2002 totaled $134,000. Of this amount, $132,000 was for services related to management development programs and succession planning and $2,000 was for other services relating to merger integration. The Audit Committee has determined that the rendering of all other non-audit services by Deloitte & Touche was compatible with maintaining Deloitte & Touche’s independence.

      It is the policy of the Audit Committee to pre-approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, all professional services to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee reviews any non-audit procedures on an ongoing basis to ensure that the rendering of any such services is compatible with maintaining Deloitte & Touche’s independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board serves as the representative of the Board for general oversight of our Company’s financial accounting and reporting process, system of internal control and audit process.

      Management has primary responsibility for preparing our Company’s financial statements and for our financial reporting process. Our Company’s independent auditors, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of our Company’s audited financial statements to accounting principles generally accepted in the United States of America.

      The Audit Committee hereby reports as follows:

•	The Audit Committee has reviewed and discussed the audited financial statements, as well as interim financial statements, with management.

•	The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as modified or supplemented. This discussion included, among other topics, the quality, not just the acceptability, of our Company’s accounting principles, the clarity of disclosures in the financial statements, the consistency of our Company’s application of accounting policies, and the auditors’ responsibility under Generally Accepted Auditing Standards to provide the Audit Committee with information regarding our Company’s internal control structure and financial statements, changes to significant accounting policies, management’s judgments and accounting estimates and significant audit adjustments.

•	The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent auditors their independence, including whether the independent auditors’ provision of non-audit services to our Company is compatible with the independent auditors’ independence, and has satisfied itself as to Deloitte & Touche LLP’s independence.

      Based on the review and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board that our Company’s audited financial statements as of and for the fiscal year ended December 28, 2002 be included in our 2002 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

      Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers.

Respectfully Submitted By The Audit Committee:

Howard E. Chase, Chairman
J. Daniel Cole
William M. Hitchcock

      The Audit Committee Report set forth above will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that our Company specifically incorporates such reports by reference, and such reports will not otherwise be deemed to be soliciting materials to be filed under such Acts.

STOCK PRICE PERFORMANCE GRAPH

      The graph below compares the cumulative total shareholder return on an investment in our Common Stock, the NASDAQ Stock Market Index (U.S. companies only) and an index of a peer group of medical device companies similar in size and stage of commercialization to us (the “Peer Group Index”) for the five-year period ended December 31, 2002.

      The Peer Group consists of the following 10 companies: Abiomed, Inc., Advanced Neuromodulation Systems, Inc., American Medical Systems Holdings, Inc., Arrow International, Inc., Cyberonics, Inc., Datascope Corporation, Edwards Lifesciences Corporation, Haemonetics Corporation, Possis Medical, Inc. and Wilson Greatbatch Technologies, Inc.

      The graph assumes the value of an investment in our Common Stock and each index was $100 at December 31, 1997 and the reinvestment of all dividends, if any.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG THORATEC CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX, AND
A PEER GROUP

	Cumulative Total Return

	12/97	12/98	12/99	12/00	12/01	12/02

THORATEC CORPORATION	100	108	147	166	257	115
NASDAQ STOCK MARKET (U.S.)	100	141	261	157	125	86
PEER GROUP	100	96	121	146	180	146

OTHER MATTERS

      We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board may recommend.

      It is important that your stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope, which has been enclosed.

For the Board of Directors

M. WAYNE BOYLSTON
Secretary

Pleasanton, California

April 25, 2003

1997 STOCK OPTION PLAN

OF

THORATEC CORPORATION

     1.        Purposes of the Plan. The purposes of the 1997 Stock Option Plan (the “Plan”) of Thoratec Corporation, a California corporation (the “Company”), are to:

          1.1   Encourage selected directors, employees and consultants to improve operations and increase profits of the Company;

          (b)   Encourage selected directors, employees and consultants to accept or continue employment or association with the Company or its Affiliates; and

          (c)   Increase the interest of selected directors, employees and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”). Options granted under this Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonqualified options” (“NQOs”).

     2.        Eligible Persons. Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant or non-employee director to the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or director who is an employee, of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

     3.        Stock Subject to this Plan. Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under awards granted pursuant to this Plan shall not exceed 13,700,0001 shares of Common Stock. No more than five percent (5%) of such number of shares issuable pursuant to this Plan may be issued under Restricted Stock Awards and Stock Bonuses combined. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

     4.        Administration.

          (a)   This Plan shall be administered by the independent members of the Board of Directors of the Company (the “Board”) or, either in its entirety or only insofar as required

     1 Increase from 9,200,000 is pending approval by shareholders at the 2003 annual meeting.

pursuant to Section 4(b) hereof, by a committee (the “Committee”) of at least two independent Board members to which administration of the Plan, or of any portion of the Plan, is delegated (in either case, the “Administrator”).

          (b)   From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it is intended that this Plan shall be administered in accordance with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission (“Rule 16b-3”), or any successor rule thereto.

          (c)   Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

          (d)   All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

          (e)   With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

     5.        Granting of Options; Option Agreement.

          (a)   No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

          (b)   Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to

2

execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3.

          (c)   The stock option agreement shall specify whether each Option it evidences is a NQO or an ISO.

          (d)   Subject to Section 6.2.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become directors, employees or consultants of the Company, but are not directors, employees or consultants at the date of approval.

     6.        Terms and Conditions of Options. Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. ISOs shall also be subject to the terms and conditions set forth in Section 6.2.

          6.1   Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

               6.1.1.   Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

               6.1.2.   Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options shall terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity). In the event that such successor does not agree to assume the Options or to substitute equivalent options therefor, unless the Administrator shall determine otherwise, the Options shall expire upon such event. Notwithstanding anything in Sections 6.1.3 and 7.3 to the contrary, upon a “change of control” (as defined in the relevant Option or Restricted Stock Award agreements) an Option may immediately vest and the restrictions on a Restricted Stock Award may immediately lapse.

               6.1.3.   Time of Option Exercise. Subject to Section 5, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the “Vesting Base Date”) and specified in the written stock option agreement relating to such Option; provided, however, that the right to exercise an Option must vest at the rate between 20% and 33-1/3% per year over three to five years from the date the

3

option was granted, and provided further, that Options granted to newly-hired employees and consultants and grants for years-in-service awards that are made to long-term employees on each fifth-year service anniversary may vest at a faster rate determined by the Administrator. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

               6.1.4.   Option Grant Date. Except in the case of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

               6.1.5.    Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except (i) by shall or by the laws of decent and distribution, (ii) in the case of a NQO, to a fully-revocable trust established by the optionee for estate and tax planning purposes, or (iii) in the case of an ISO, to a trust established by the optionee for estate and tax planning purposes which does not result in a “disqualifying disposition” of the ISO. A “disqualifying disposition” means a transfer of the ISO which shall result in the ISO being treated as a NQO. Prior to any transfer pursuant to clause (iii), the optionee must notify the Company in writing and the writing must state that (A) the Optionee has obtained written advice from the optionee’s professional tax advisor that the proposed transfer shall not result in a “disqualifying disposition,” and (B) the optionee is not in any way relying on the Company in deciding whether to transfer the ISO and that the Company shall not be responsible for any adverse tax consequence of any such transfer.

               6.1.6.   Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

                     (a)   To the extent permitted by federal securities and other applicable laws, acceptance of the optionee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

                     (b)   Delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

4

               6.1.7.   Termination of Employment. Except as otherwise approved by the Administrator in its absolute discretion, if for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, (but in no event after the Expiration Date); provided, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, such Option shall terminate at such later date as is fixed by the Administrator (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of the optionee (but in no event after the Expiration Date). For purposes of this Section 6.1.7, “employment” includes service as a director or consultant. For purposes of this Section 6.1.7, an optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

               6.1.8.   Repurchase of Stock. At the option of the Administrator, the stock to be delivered pursuant to the exercise of any Option granted to a director, employee or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any director, employee or consultant whose director, employment, or consulting relationship with the Company is terminated. Such right of repurchase shall be at the Option exercise price and (i) shall lapse at the rate of at least 20% per year over five years from the date the Option is granted (without regard to the date it becomes exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of such termination and (ii) if the right is assignable by the Company, the assignee must pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is an Affiliate) cash equal to the difference between the Option exercise price and the value (determined as set forth in Section 6.1.11) of the stock to be purchased if the Option exercise price is less than such value. Shares repurchased by the Company pursuant to the Company’s right of repurchase are not again available for grant under the Plan.

     Determination of the number of shares subject to any such right of repurchase shall be made as of the date the director’s director relationship with, employee’s employment by, or consultant’s consulting relationship with, the Company terminates, not as of the date that any Option granted to such director, employee or consultant is thereafter exercised.

               6.1.9.   Withholding and Employment Taxes. At the time of exercise of an Option or at such other time as the amount of such obligations becomes determinable (the “Tax Date”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, an optionee may elect to (i) deliver a

5

promissory note on such terms as the Administrator deems appropriate, (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option.

     Any limitations may be waived (or additional limitations may be imposed) by the Administrator, in its sole discretion, if the Administrator determines that limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the optionee or for any other reason.

     Any securities tendered or withheld in accordance with this Section 6.1.9 shall be valued by the Company as of the Tax Date.

               6.1.10.   Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

               6.1.11.   Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

                     (a)   If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in The Wall Street Journal or similar publication.

                     (b)   If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                     (c)   In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

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               6.1.12.   Option Term. Subject to Section 6.2.4, no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

               6.1.13.   Exercise Price. The exercise price of any Option granted to any person who owns, directly or by attribution under the Code currently Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Shareholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted. The exercise price of any Option granted to any person that is not a Ten Percent Shareholder shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted. The exercise price of any Option previously granted under the Plan may not be reduced, either directly by reducing the exercise price or indirectly by regranting or replacing options with a lower exercise price, unless shareholder approval of such reduction is obtained prior to such reduction.

          6.2   Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

               6.2.1.   Exercise Price. Except as set forth in Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

               6.2.2.   Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

               6.2.3.   Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the director, employment or consultancy relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

               6.2.4.   Term. Notwithstanding Section 6.1.12, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

     7.        Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person shares that are subject to restrictions. The Committee shall determine to whom an offer shall be made, the number of shares the person may purchase, the purchase price, the restrictions to which the shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

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          7.1    Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan shall be evidenced by an award agreement (a “Restricted Stock Purchase Agreement”) that shall be in such form (which need not be the same for each participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award shall be accepted by the participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares to the Company within thirty (30) days after the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

          7.2    Purchase Price. The purchase price of shares sold pursuant to a Restricted Stock Award shall be determined by the Committee and shall be at least eighty-five (85%) of the fair market value of the shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the purchase price shall be one hundred percent (100%) of the fair market value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the purchase price for the shares purchased may be made in accordance with Section 6.1.6 hereof.

          7.3   Restrictions. At the option of the Administrator, the stock to be delivered pursuant to any Restricted Stock Award granted to a director, employee or consultant under this Plan shall be subject to restrictions which may include a right of repurchase in favor of the Company with respect to any director, employee or consultant whose director, employment, or consulting relationship with the Company is terminated. Such right of repurchase (a) shall be at the original purchase price of such shares, (b) must be exercised for cash or cancellation of purchase money indebtedness within 90 days of such termination, and (c) if the right is assignable by the Company, the assignee must pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is an Affiliate) cash equal to the difference between the Option exercise price and the value (determined as set forth in Section 6.1.11) of the stock so purchased if the original purchase price is less than such value. Shares repurchased by the Company pursuant to the Company’s right of repurchase are not again available for grant under the Plan. Determination of the number of shares subject to any such right of repurchase shall be made as of the date the director’s director relationship with, employee’s employment by, or consultant’s consulting relationship with, the Company terminates, not as of the date of purchase by such individual of the relevant shares. Such restrictions, under Restricted Stock Awards, including rights of repurchase, if any, shall lapse at the rate of between 20% and 33-1/3% per year over three to five years from the date the shares are purchased or such other date as the Administrator specifies, provided that the restrictions in Restricted Stock Awards granted to newly-hired employees and consultants and grants for years-in-service awards that are made to long-term employees on each fifth year service anniversary may lapse at a faster rate determined by the Administrator.

     8.        Stock Bonuses.

          8.1   Awards of Stock Bonuses. A Stock Bonus is an award of shares (which may consist of Restricted Stock) for services rendered to the Company or any parent or subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (a “Stock Bonus Agreement”) that shall be in such form (which need not be the same for each participant) as the Committee shall from time to time approve, and shall comply with and be

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subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the participant’s individual Award Agreement (a “Performance Stock Bonus Agreement”) that shall be in such form (which need not be the same for each participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from participant to participant and between groups of participants, and may be based upon the achievement of the Company, parent or subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine; provided, however, that performance-based bonuses shall be restricted to individuals earning at least $60,000.00 per year and of adequate sophistication and sufficiently empowered to achieve the performance goals.

          8.2    Terms of Stock Bonuses. The Committee shall determine the number of shares to be awarded to the participant and whether such shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the “Performance Period”) for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of shares that may be awarded to the participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          8.3   Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

          8.4   Termination During Performance Period. If a participant is terminated during a Performance Period for any reason, then such participant shall be entitled to payment (whether in shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of termination in accordance with the Performance Stock Bonus Agreement, unless the Committee determines otherwise.

     9.        Manner of Exercise.

          9.1   An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price shall be considered as the date such Option was exercised.

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          9.2   Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

     10.        Relationship of Participant. Neither the adoption of this Plan nor the grant of any Option hereunder shall (i) confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time; or (ii) confer upon any consultant any right to a continued consultancy relationship nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the consultancy relationship of any consultant at any time; or (iii) confer upon any participant any right with respect to continuation of the participant’s membership on the Board or shall interfere in any way with provisions in the Company’s Articles of Incorporation and Bylaws relating to the election, appointment, terms of office, and removal of members of the Board.

     11.        Financial Information. The Company shall provide to each optionee during the period such optionee holds an outstanding Option, and to each holder of Common Stock acquired upon exercise of Options granted under the Plan for so long as such person is a holder of such Common Stock, a balance sheet and income statement of the Company at least annually as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall be delivered as soon as practicable following the end of the Company’s fiscal year.

     12.        Conditions Upon Issuance of Shares. Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

     13.        Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

     14.        Amendments to Plan. The Board may at any time amend, alter, suspend or discontinue this Plan or any Option. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, (b) for so long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, shareholder approval is required to meet the exceptions provided by Rule 16b-3, or any successor rule thereto, (c) such action relates to outstanding Options as provided in the final

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sentence of Section 6.1.13 or (d) the Board otherwise concludes that shareholder approval is advisable.

     15.     Effective Date of Plan. This Plan shall become effective upon adoption by the Board, provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained within 12 months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12 month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

Plan adopted by the Board of Directors on March 12, 1997.

Plan approved by Shareholders on May 16, 1997.

Plan amended by the Board of Directors on February 19, 1999.

Plan amended by the Board of Directors on May 13, 1999 to increase the authorized shares under the Plan from 1,000,000 to 2,800,000. This Amendment was approved by shareholders on May 14, 1999.

Plan amended by the Board of Directors on November 18, 1999.

Plan amended by the Board of Directors on October 10, 2000 to increase the authorized shares under the Plan from 2,800,000 by an aggregate of 6,400,000 shares to 9,200,000. The Amendments were approved by shareholders on February 13, 2001.

Plan amended by the Board of Directors on February 23, 2001.

Plan amended by the Board of Directors effective as of November 6, 2001, to add Sections 7 and 8 as to Restricted Stock Awards and Stock Bonuses, respectively, and to renumber subsequent Sections accordingly.

Plan amended by the Board of Directors on February 20, 2003 to (i) require the Administrator to be the independent members of the Board or a committee of independent members; (ii) limit the number of shares issuable under Restricted Stock Awards and Stock Bonuses combined to 5% of the total shares issuable under the Plan; and (iii) place a minimum three-year term for vesting of Options, except for new hires and in-service awards.

Plan amended by the Board of Directors on April 11, 2003 to increase the authorized shares under the Plan from 9,200,000 to 13,700,000. This Amendment will be effective upon approval by Shareholders at the 2003 annual meeting. The Board also amended the Plan to limit payment using promissory notes as required by federal securities and other applicable laws.

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STOCK OPTION PLAN
OF
THORATEC LABORATORIES CORPORATION

     1.        Purposes of the Plan. The purposes of the 1996 Nonemployee Directors Stock Option Plan of Thoratec Laboratories Corporation, a California corporation, are to:

          (a)   Encourage Nonemployee Directors to improve operations and increase profits of the Company;

          (b)   Encourage Nonemployee Directors to accept or continue their association with the Company; and

          (c)   Increase the interest of Nonemployee Directors in the Company’s welfare through participation in the growth in value of the Common Stock of the Company.

     Options granted hereunder shall be “Nonstatutory Options”, and shall not include “incentive stock options” intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

     2.        Definitions. As used herein, the following definitions shall apply:

          (a)   “Administrator” shall mean the entity, either the Board or the Committee, responsible for administering this Plan, as provided in Section 3.

          (b)   “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

          (c)   “Code” shall mean the Internal Revenue Code of 1986, as amended.

          (d)   “Committee” shall mean the committee, if any, appointed by the Board in accordance with Section 5(a) to administer this Plan.

          (e)   “Common Stock” shall mean the Common Stock of the Company.

          (f)   “Company” shall mean Thoratec Laboratories Corporation, a California corporation.

          (g)   “Director Fee” shall mean the cash amount, if any, a Nonemployee Director shall be entitled to receive for serving as a director of the Company in any fiscal year.

          (h)   “Fair Market Value” shall mean, as of the date in question, the last transaction price quoted by the NASDAQ National Market System on the date of grant; provided, however, that if the Common Stock is not traded on such market system or the foregoing shall otherwise be inappropriate, then the Fair Market Value shall be determined by the Administrator in good faith at its sole discretion and on such basis as it shall deem appropriate. Such determination shall be conclusive and binding on all persons.

          (i)   “Nonemployee Director” shall mean any person who is a member of the Board but is not an employee of the Company or any Parent or Subsidiary of the Company and has not been an employee of the Company or any Parent or Subsidiary of the Company at any time during the preceding twelve (12) months. Service as a director does not in itself constitute employment for purposes of this definition.

          (j)   “Option” shall mean a stock option granted pursuant to this Plan. Each Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (k)   “Option Agreement” shall mean the written agreement described in Section 6 evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

          (l)   “Option Shares” shall mean the Shares subject to an Option granted under this Plan.

          (m)   “Optionee” shall mean a Nonemployee Director who holds an Option.

          (n)   “Plan” shall mean this Thoratec Laboratories Corporation Nonemployee Directors Stock Option Plan, as it may be amended from time to time.

          (o)   “Related Option” shall have the meaning set forth in Section 8.7.

          (p)   “Rule 16b-3” shall have the meaning set forth in Section 5(a).

          (q)   “Section” unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

          (r)   “Share” shall mean a share of Common Stock, as adjusted in accordance with Section 8.1.

          (s)   “Subsidiary” shall mean a “subsidiary corporation” of the Company, whether now or hereafter existing, within the meaning of Section 424(f) of the Code, but only for so long as it is a “subsidiary corporation”.

     3.        Eligible Persons. Every person who at the date of grant of an Option is a Nonemployee Director is eligible to receive Options under this Plan.

     4.        Stock Subject to this Plan. Subject to Section 8.1 of this Plan, the maximum aggregate number of Shares which may be issued on exercise of Options granted pursuant to this Plan is 550,000 Shares1 . The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

     1 Increase from 350,000 is pending approval by shareholders at the 2003 annual meeting.

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     5.        Administration.

          (a)   This Plan shall be administered by the independent members of the Board, or by a committee (the “Committee”) of at least two (2) independent Board members to which administration of the Plan is delegated (in either case, the “Administrator”), in accordance with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission (“Rule 16b-3”), or any successor rule thereto.

          (b)   Subject to the other provisions of this Plan, the Administrator shall have the authority, in its sole discretion: (i) to determine the Fair Market Value of the Shares subject to Option; (ii) to interpret this Plan; (iii) to prescribe, amend and rescind rules and regulations relating to this Plan; (iv) to defer (with the consent of the Optionee) or accelerate the exercise date of any Option; (v) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (vi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

          (c)   All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determination shall be final and binding on all persons.

     6.        Grant of Options.

          (a)   Grant for initial election or appointment to Board. Subject to the terms and conditions of this Plan, if any person who is not an officer or employee of the Company is first elected or appointed as a member of the Board, then the Company shall grant to such Nonemployee Director Options to purchase Shares as follows:

               (i)   If such Nonemployee Director is first elected or appointed as a member of the Board on or after the Company’s annual meeting of shareholders held in 1996 but before the annual meeting of shareholders held in 1997, then on the effective date of such appointment or election, the Company shall grant to such Nonemployee Director an Option to purchase 3,333 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such Option grant.

               (ii)   If such Nonemployee Director is first elected or appointed as a member of the Board on or after the Company’s annual meeting of shareholders held in 1997 but before the annual meeting held in 1999, then on the effective date of such appointment or election, the Company shall grant to such Nonemployee Director an Option to purchase 10,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such Option grant.

               (iii)   If such Nonemployee Director is first elected or appointed as a member of the Board on or after the Company’s annual meeting of shareholders held in 1999, then on the effective date of such appointment or election, the Company shall grant to such Nonemployee Director an Option to purchase 3,750 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such Option grant. In addition, on each of the earlier of (1) the date of the three succeeding Board meetings after such election or appointment and

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(2)  August 31, November 30, February 28 or May 31 of the relevant year following such election or appointment, the Company shall grant to such Nonemployee Director an additional Option to purchase 3,750 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such Option grant, such that the total Options granted for the first full year after such Nonemployee Director is first elected or appointed as a member of the Board is for 15,000 Shares.

          (b)   Grant for re-election to Board. Subject to the terms and conditions of this Plan, on the date of the first meeting of the Board immediately following each annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders) the Company shall grant to each Nonemployee Director then in office Options as follows; provided, however, that notwithstanding anything in this subsection (b) to the contrary, a Director shall not receive an Option pursuant to this subsection (b) if such Director has been first elected or appointed as a member of the Board within six months before the date on which an Option would be granted hereunder.

               (i)   For meetings held prior to the Company’s annual meeting of shareholders held in 1997, the Company shall grant to each Nonemployee Director then in office an Option to purchase 1,667 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such Option grant.

               (ii)   For meetings held on or after the Company’s annual meeting of shareholders held in 1997 but before the annual meeting of shareholders held in 1999, the Company shall grant to each Nonemployee Director then in office an Option to purchase 5,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such Option grant. Provided, however, that if in any relevant year an annual meeting of shareholders is not held by June 15, then on June 15 of any such year the Company shall grant to each Nonemployee Director then in office an Option to purchase 5,000 Shares at an exercise price equal to the Fair Market Value of such Shares on June 15 and the Company shall not thereafter grant any Options pursuant to this subsection (b) in any such year.

               (iii)   For meetings held on or after the Company’s annual meeting of shareholders held in 1999, the Company shall grant to each Nonemployee Director then in office an Option to purchase 1,875 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such Option grant. Provided, however, that if in any relevant year an annual meeting of shareholders is not held by June 15, then on June 15 of any such year the Company shall grant to each Nonemployee Director then in office an Option to purchase 1,875 Shares at an exercise price equal to the Fair Market Value of such Shares on June 15. In addition, on each of the earlier of (1) the date of the three succeeding Board meetings after such annual meeting and (2) August 31, November 30, February 28 or May 31 of the relevant year following such annual meeting, the Company shall grant to such Nonemployee Director an additional Option to purchase 1,875 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such Option grant, such that the total Options granted for each full year of service is for 7,500 Shares.

          (c)     No Options shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board. Each Option shall be evidenced by a written Option

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Agreement, in form satisfactory to the Company, executed by the Company and the Nonemployee Director to whom such Option is granted; provided, however, that the failure by the Company, the Nonemployee Director or both to execute such an agreement shall not invalidate the granting of an Option.

     7.        Director Fee Election. Upon election by the Board, all or any part of the Director Fees can be waived in any given year, and the Director Fees waived may be applied by the Board to reduce the exercise price of Options granted to the Nonemployee Directors pursuant to Sections 6(a) and 6(b). The amount of Director Fees waived may vary from year to year. By way of example, if the Board elects pursuant to this Section to waive an aggregate of $6,000 of Director Fees which would otherwise be payable to three Nonemployee Directors ($2,000 of fees for each), an amount of $6,000 ($2,000 each) shall be applied by the Board to reduce the exercise price of Options granted pursuant to Section 6(b), so that if each of the three Nonemployee Directors in this example are granted Options for 1,000 shares exercisable at $5.00 each, the $2,000 could be applied to reduce the exercise price of these options to $3.00 per share ($2,000 1,000 shares/$2.00 per share reduction in exercise price).

     8.        Terms and Conditions of Options. Each Option granted under this Plan shall be subject to the terms and conditions set forth in this Section 8.

          8.1   Changes in Capital Structure. Subject to Section 8.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, appropriate adjustments shall be made in: (a) the number and class of shares of Common Stock subject to this Plan and each Option outstanding under this Plan; and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Administrator in its sole discretion.

          8.2   Time of Option Exercise. Subject to the other provisions of this Plan, each Option granted pursuant to this Plan prior to the Company’s annual meeting of shareholders held in 1999 shall be for a term of ten (10) years and two (2) days and each Option granted pursuant to this Plan on or after the Company’s annual meeting of shareholders held in 1999 shall be for a term of five (5) years. Each Option granted under Section 6 of this Plan prior to the Company’s annual meeting of shareholders held in 1999 shall be exercisable in full six months after the date of grant. Each Option granted under Section 6 of this Plan after the Company’s annual meeting of shareholders held in 1999 shall be exercisable in full on the date of grant. At the discretion of the Administrator, the Company shall have a right of repurchase at the option exercise price with respect to shares purchased upon exercise of Options granted pursuant to Section 6. For Options granted before the Company’s annual meeting of shareholders held in 1999, such right of repurchase shall expire with respect to 12-1/2% of the number of Shares covered by such Option six months after the date such Option is granted and shall expire with respect to 6-1/4% of the number of shares covered by such Option at the end of each three-month period thereafter. For Options granted after the Company’s annual meeting of shareholders held in 1999, such right of repurchase shall expire at the rate determined by the Administrator.

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          8.3   Corporate Transactions. In connection with an acquisition of the Company affected by a merger, consolidation, sale of all or substantially all of the Company’s assets, acquisition of shares, or any like occurrence in which the Company is involved, the right of repurchase specified in Section 8.2 shall lapse with respect to twice the number of shares then subject to such right of repurchase. The Administrator shall have the authority, in its sole discretion, to determine the time prior to consummation of such transaction when such right of repurchase shall so lapse.

          8.4   Limitation on Other Grants. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a) and 6(b).

          8.5   Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee, except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code. During the life of an Optionee, an Option shall be exercisable only by the Optionee.

          8.6    Payment. Except as provided below, payment in full, in cash, shall be made for all Option Shares purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may also be made pursuant to a cashless exercise/sale procedure. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment: (a) delivery by the Optionee of Common Stock already owned by the Optionee for all or part of the Option price, provided the Fair Market Value of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any option granted by the Company by delivery of Common Stock, the Optionee may not, within six (6) months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock; and (b) any other consideration and method of payment to the extent permitted under the California Corporations Code and federal securities and other applicable laws.

          8.7   Termination as Director. Unless determined otherwise by the Administrator in its absolute discretion, to the extent not already expired or exercised, an Option shall terminate at the earlier of: (a) the expiration of the term of the Option; or (b) three (3) months after the last day served by the Optionee as a director of the Company; provided, that an Option shall be exercisable after the date of termination of service as a director only to the extent exercisable on the date of termination; and provided further, that if termination of service as a director is due to the Optionee’s death or “disability” (as determined in accordance with Section 22(e)(3) of the Code), the Optionee, or the Optionee’s personal representative (or any other person who acquires the Option from the Optionee by will or the applicable laws of descent and distribution), may at any time within twelve (12) months after the termination of service as a director (or such lesser period as is specified in the Option Agreement but in no event after the expiration of the term of the Option), exercise the rights to the extent they were exercisable on the date of the termination.

          8.8   Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Company may prescribe), the Optionee shall remit to the

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Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion, an Optionee shall be permitted to elect, by means of a form of election to be prescribed by the Administrator, to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the Optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the “Tax Date”) to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

          8.9    Option Term. Each Option granted hereunder prior to the Company’s annual meeting of Shareholders held in 1999 shall expire ten (10) years and two (2) days after the date of grant. Each Option granted hereunder after the Company’s annual meeting of Shareholders held in 1999 shall expire five (5) years after the date of grant.

     9.        Manner of Exercise.

          (a)   An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 8.6 and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and any required federal or state withholding or employment taxes will be considered as the date such Option was exercised. Unless otherwise provided by the Administrator, options may be exercised only twice in any calendar year.

          (b)   Promptly after the date an Option is exercised, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Optionee or transferee of an Optionee shall not have any privileges as a stockholder with respect to any Common Stock covered by the Option until the date of issuance of a stock certificate.

     10.        No Right to Directorship. Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of the Optionee’s membership on the Board or shall interfere in any way with provisions in the Company’s Articles of Incorporation and By-Laws relating to the election, appointment, terms of office, and removal of members of the Board.

     11.        Financial Information. The Company shall provide to each Optionee during the period such optionee holds an outstanding Option a copy of the financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall be delivered as soon as practicable following the end of the Company’s fiscal year during the period Options are outstanding.

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     12.        Legal Requirements. The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company’s securities may then be listed. The Company shall have no obligation to register the Shares covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the Shares covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

     13.        Amendments to Plan. The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may adversely affect outstanding Options. No amendment shall require shareholder approval unless:

          (a)   shareholder approval is required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto; or

          (b)   the Board otherwise concludes that shareholder approval is advisable.

     14.        Shareholder Approval; Term. This Plan shall become effective upon adoption by the Board of Directors; provided, however, that no Option shall be exercisable unless and until written consent of holders of a majority of the outstanding shares of capital stock of the Company, or approval by holders of a majority of shares of capital stock of the Company present, or represented, and entitled to vote at a validly called shareholders’ meeting (or such greater number as may be required by law or applicable governmental regulations or orders) is obtained within twelve (12) months after adoption by the Board. This Plan shall terminate ten (10) years after adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan at any time without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then outstanding Options.

Adopted by the Board of Directors: February 21, 1996

Approved by the Shareholders: June 3, 1996

Amended by the Board of Directors on November 20, 1996 so that (1) the third sentence of section 8.2 reads: “The Company shall have a right of repurchase at the option exercise price with respect to shares purchased upon exercise of Options granted pursuant to Section 6 which shall expire with respect to 12-1/2% of the number of Shares covered by such Option six months after the date such Option is granted and shall expire with respect to 6-1/4% of the number of shares covered by such Option at the end of each three-month period thereafter, and (2) the

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following is added as the second sentence of section 8.6: “Payment may also be made pursuant to a cashless exercise/sale procedure.”

Amended by the shareholders on May 16, 1997 and by the Board of Directors on March 12, 1997 as follows: (1) beginning with the annual meeting of shareholders held in 1997, increase the Option grant pursuant to Section 6(a) to 5,000 Shares and increase the annual Option grant pursuant to Section 6(b) to 10,000 Shares, (2) provide that if an annual meeting of shareholders is not held by June 15 of any year then the annual Option grant pursuant to Section 6(b) shall be made on June 15 of such year, and (3) in accordance with the 1996 amendments to Rule 16b-3, delete the reference in Section 5(a) to “disinterested directors” and delete certain requirements in Section 8.8 related to elections to have Common Stock withheld to pay taxes.

Amended by the shareholders on May 14, 1999 and by the Board of Directors on May 13, 1999 as follows: (1) beginning with the annual meeting of shareholders held in 1999, the Option grant for Nonemployee Directors first elected or appointed to the Board was increased to 15,000 Shares, with one fourth of the grant being made after the first Directors’ meeting after the annual shareholder meeting and the remaining three in the three succeeding quarters after the meeting; (2) beginning with the annual meeting of shareholders held in 1999, the Option grant for Nonemployee Directors who are re-elected to the Board was increased to 7,500 Shares, with one fourth of the grant being made after the first Directors’ meeting after the annual shareholder meeting and the remaining three in the three succeeding quarters after the meeting; (3) the automatic repurchase provision in Section 8.2 was changed to be at the discretion of the Administrator; (4) the exercise period for Options granted after the annual meeting of shareholders held in 1999 was reduced to five (5) years; (5) all Options granted after the meeting of shareholders held in 1999 shall be 100% exercisable on the date of grant; and (6) the number of shares covered by the Plan was increased from 150,000 shares to 350,000 shares.

Total number of shares covered by the Plan: 350,000, as adjusted to reflect the 1 for 3 reverse split of Common Stock effectuated on June 3, 1996 and as adjusted to reflect the increase of 200,000 shares approved by the shareholders and Board of Directors on May 13, 1999.

Plan amended by the Board of Directors on February 20, 2003 to require the Administrator to be the independent members of the Board or a committee of independent members.

Plan amended by the Board of Directors on April 11, 2003 to increase the authorized shares under the Plan from 350,000 to 550,000. This Amendment will be effective upon approval by Shareholders at the 2003 annual meeting. The Board also amended the Plan to delete payment using promissory notes and to note that payment methods were limited to those allowed under federal securities and other applicable laws.

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THORATEC CORPORATION

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Shareholders to be Held on May 30, 2003

The undersigned, revoking all prior proxies, hereby appoint(s) D. Keith Grossman and M. Wayne Boylston, and each of them, with full power of substitution and revocation, to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote as set forth below all shares of stock of THORATEC CORPORATION (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Company’s headquarters at 6035 Stoneridge Drive, Pleasanton, California 94588, on Friday, May 30, 2003 at 9:00 a.m., Pacific Daylight Time, and at any postponements or adjournments of that meeting.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS IN RESPECT OF THE ELECTION PROPOSAL, FOR THE APPROVAL OF THE AMENDMENT TO THE THORATEC CORPORATION 1997 STOCK OPTION PLAN, FOR THE APPROVAL OF THE AMENDMENT TO THE THORATEC CORPORATION 1996 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN AND, IN THE DISCRETION OF THE PROXIES, WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

[X] Please mark your votes
      as in this example

1.	Election of Directors:

[ ] FOR ALL nominees listed below (except as marked to the contrary below).

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below.

(INSTRUCTION: To withhold the authority to vote for any individual nominee, mark the box next to the nominee’s name below.)

Name of Nominee:

[ ] D. Keith Grossman	[ ] Howard E. Chase	[ ] J. Daniel Cole
[ ] J. Donald Hill	[ ] William M. Hitchcock	[ ] George W. Holbrook, Jr.
[ ] Theo Melas-Kyriazi	[ ] Daniel M. Mulvena

2.	AMENDMENT TO THE 1997 STOCK OPTION PLAN: To approve the amendment to the Company’s 1997 Stock Option Plan as described in the Proxy Statement:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	AMENDMENT TO THE 1996 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN: To approve the amendment to the Company’s 1996 Nonemployee Directors Stock Option Plan as described in the Proxy Statement:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

THE DIRECTORS RECOMMEND A VOTE FOR EACH OF THE ABOVE PROPOSALS

Dated:	, 2003
(Signature)

(Signature)

(Title) (If Shareholder is not an Individual)
(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears on the stock records of the Company and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

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